                                                                 Exhibit 4.1

016570|003590|127C|RESTRICTED|4|057-423

      COMMON STOCK                                              COMMON STOCK

       PAR VALUE $0.01                     THIS CERTIFICATE IS TRANSFERABLE IN
                                             CANTON, MA, JERSEY CITY, NJ AND
                                                        NEW YORK, NY

                                  CLAYTON

 Certificate                                                 Shares
   Number                                               **600620******
  ZQ 000411                                             ***600620*****
                                                        ****600620****
                            CLAYTON HOLDINGS, INC.      *****600620***
                      INCORPORATED UNDER THE LAWS       ******600620**
                          OF THE STATE OF DELAWARE

THIS CERTIFIES THAT      MR. SAMPLE & MRS. SAMPLE &    CUSIP 18418N 10 7
                         MR. SAMPLE & MRS. SAMPLE      SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS


is the owner of           SIX HUNDRED THOUSAND
                         SIX HUNDRED AND TWENTY

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CLAYTON HOLDINGS, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the certificate of incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                              DATED [[Month Day, Year]]

                                              COUNTERSIGNED AND REGISTERED
                                              COMPUTERSHARE TRUST COMPANY, N.A.
          /s/ Frank P. Filipps                TRANSFER AGENT AND REGISTRAR
          --------------------
               President


          /s/ Frederick C. Herbst
          -----------------------
                 Treasurer                    By_________________________
                                                  AUTHORIZED SIGNATURE


CLAYTON                               CUSIP                         XXXXXXXXX
                                      Holder ID                     XXXXXXXXX
                                      Insurance Value              1,000,000.00
                                      Number of Shares                   123456
                                      DTC              12345678 123456789012345
PO BOX 43004, Providence, RI 02840-3004

                                   Certificate Numbers   Num/No.  Denom.  Total
MR A SAMPLE                        1234567890/1234567890    1       1       1
DESIGNATION (IF ANY)               1234567890/1234567890    2       2       2
ADD 1                              1234567890/1234567890    3       3       3
ADD 2                              1234567890/1234567890    4       4       4
ADD 3                              1234567890/1234567890    5       5       5
ADD 4                              1234567890/1234567890    6       6       6
                                   Total Transaction                        7


CLAYTON HOLDINGS, INC.
THE COMPANY HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, IN WRITING, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE, IN WRITING, TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common            UNIF GIFT MIN ACT-.......Custodian....
                                                              (Cust)       (Minor)
 TEN ENT - as tenants by the entireties    under Uniform Cust to Minors Act......
                                                                           (State)
 JT TEN - as joint tenants with right      UNIF TRF MIN ACT .....Custodian (until age.).......
          of survivorship and not as                        (Cust)                    (Minor)
          tenants in common                under Uniform transfers to Minors Act......
                                                                               (State)


          Additional abbreviations may also be used though not in the above list.

For value received,_____________hereby sell, assign and transfer unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
--------------------------------------------------------------

--------------------------------------------------------------

___________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNED)
______________________________________________________________
______________________________________________________________
______________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_____________________________________20_______________________________

Signature:__________________________________________________________________

Signature:__________________________________________________________________
      Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

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                   Signature(s) Guarantee: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banker, Stockbroker, Savings, and Loan Association and Credit Union) WITH MEMBERSHIP IN AN APPROVED SIGNATORS GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C RULE 17Ad-15.




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